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                                                                 EXHIBIT 10.8(g)

                              COLLATERAL MORTGAGE


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BORROWER: Travis Boats & Motors       LENDER:  Hibernia National Bank
          Baton Rouge, Inc.                    TIN:72-0210640
          (TIN:  721224466)                    Loan Administration Department
          14369 Florida Boulevard              440 Third Street
          Baton Rouge. LA 70819                Baton Rouge, LA 70801

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   COLLATERAL MORTGAGE                               UNITED STATES OF AMERICA
   BY: Travis Boats & Motors Baton Rouge, Inc.       STATE OF LOUISIANA
                                                     PARISH OF EAST BATON ROUGE

   IN FAVOR OF:
       Hibernia National Bank
       And Any Future Holder or Holders


       BE IT KNOWN, that on the 14th day of July, 1995;

       BEFORE ME, the undersigned Notary Public, and in the presence of the undersigned competent witnesses;

       PERSONALLY CAME AND APPEARED:

          Travis Boats & Motors Baton Rouge, Inc. TIN:721224466, a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, and has its registered offices at 14369 Florida Boulevard, Baton Rouge, LA 70819, appearing herein through its duly authorized representative(s), pursuant to a resolution its Board of Directors, a certified copy of which is attached hereto and expressly made a part hereof;

   WHO DECLARED THAT:

                             TERMS AND CONDITIONS:

   DEFINITIONS.  The following words shall have the following meanings when used in this Mortgage:

       ADDITIONAL ADVANCES. The words "Additional Advances" mean any and all additional sums that Mortgagee may advance on Mortgagor's behalf as provided under this Mortgage.

       ENCUMBRANCES. The word "Encumbrances" means individually, collectively an interchangeably any and all presently existing and/or future mortgages, liens, privileges, encumbrances, and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the mortgaged Property or any part or parts thereof.

       EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default."

       GUARANTOR. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

       INDEBTEDNESS. The word "Indebtedness" means individually, collectively and interchangeably any and all present and future loans, advances, and/or other extensions of credit obtained and/or to be obtained by Mortgagor from Mortgages, as well as Mortgagee's successors and assigns, from time to time, one or more times, now and in the future. Under a certain Loan Agreement dated July 14, 1995 and any and all promissory notes evidencing such present and/or future loans, advances, and/or other extensions of credit, including without limitation, Mortgagor's promissory note dated July 14, 1995, in the principal amount of U.S. $480,000.00, and any and all amendments thereto and/or substitutions therefor, and any and all renewals, extensions and refinancings thereof, as well as any and all other obligations, including, without limitation, Mortgagors covenants and agreements in any present or future loan or credit agreement or any other agreement, document or instrument executed by Mortgagor, and liabilities that Mortgagor may now and/or in the future owe to and/or incur in favor of Mortgagee, as well as Mortgagee's successors or assigns, whether direct or Indirect, or by way of assignment or purchase of a participation interest, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, and whether now existing or hereafter arising, or otherwise secured or unsecured, whether Mortgagor is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, guarantor, or endorser, of every nature and kind whatsoever, whether or not any such indebtedness may be barred under any statute of limitations or prescriptive period or may be or become otherwise unenforceable or voidable for any reason whatsoever.

     LENDER. The word "Lender" means Hibernia National Bank (TIN: 72-0210640), its successors and assigns.

     MORTGAGE. The word "Mortgage" means this Mortgage as this Mortgage may be amended, supplemented, restated or otherwise modified from time to time.

     MORTGAGEE. The word "Mortgagee" means Hibernia National Bank (TIN:
     72-0210640), its successors and assigns, and any future holder or holders of Mortgagors Collateral Mortgage Note or any interest therein.

     MORTGAGOR. The word "Mortgagor" means individually, collectively and interchangeably the above referenced Borrower(s), as well as any and all persons and entities subsequently purchasing the mortgaged Property, with or without assumption of this Mortgage.

     NOTE. The word "Note" means Mortgagor's Collateral Mortgage Note described below.

     PROPERTY. The word "Property" means individually, collectively and interchangeably any and all of Mortgagor's present and future property subject to this Mortgage.

     RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     RIGHTS. The word "Rights" means individually, collectively and interchangeably any and all of Mortgagor's additional rights collaterally assigned and pledged to Mortgages as provided under this Mortgage.

COLLATERAL MORTGAGE NOTE. Desiring to secure the prompt and punctual payment and satisfaction of any and all present and future indebtedness in favor of Mortgagee, as defined above, Mortgagor executed a certain Collateral Mortgage Note dated July 14, 1995, in the principal amount of U.S. $600,000.00, payable to the order of BEARER, on demand, at the offices of Mortgages, which Note stipulates to bear interest at the rate of 21.000 percent per annum from date until paid and is paraphed "Ne Varietur" for identification with this Mortgage by the Notary Public before whom this Mortgage is passed.

PLEDGE OF COLLATERAL MORTGAGE NOTE TO SECURE INDEBTEDNESS. The aforesaid Note, after having been paraphed "Ne Varietur" for identification with this Mortgage by the Notary before whom this Mortgage was passed, was delivered to Mortgagor, who hereby acknowledges receipt thereof. Mortgagor declared that said Note has been and/or will be pledged to Mortgages as the initial Mortgagee under this Mortgage for the purpose of securing any and all present and future indebtedness that Mortgagor may obtain or incur, from time to time, one or more times, from Mortgagee and any subsequent holder or holders of said Note as heretofore stated.

GRANTING OF MORTGAGE TO SECURE PLEDGED NOTE. And now, in order to secure the prompt and punctual payment and satisfaction of the aforesaid Note, in principal, interest, costs, expenses, attorneys' fees and other fees and charges, and additionally to secure repayment of any and all Additional Advances that Mortgagee may make on behalf of Mortgagor as provided in this Mortgage, together with interest thereon, Mortgagor does by these presents specifically mortgage, affect and hypothecate unto and in favor of Mortgagee, any and all of Mortgagor's present and future rights, title and interest in and to the following described Property.

     The Immovable (real) property specifically described as follows:

        SEE ATTACHED EXHIBIT

     together with any and all present and future building(s), constructions, component parts, improvements, attachments, appurtenances,
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     fixtures, rights, ways, privileges, advantages, batture, and batture rights, servitudes and easements of every type and description, now and/or in the future relating to the mortgaged Property, and any and all items and fixtures attached to and/or forming integral or component parts of the mortgaged Property in accordance with the Louisiana Civil Code.


     THE REAL PROPERTY OR ITS ADDRESS is commonly known as 14369 FLORIDA BOULEVARD, BATON ROUGE, LA 70819.

MORTGAGE SECURING FUTURE INDEBTEDNESS. The aforesaid Note and this Mortgage have been executed by Mortgagor for the purpose of securing Mortgagor's indebtedness that may now be existing and/or that may arise in the future as provided herein, with the preferences and priorities provided under applicable Louisiana law. However, nothing under this Mortgage shall be construed as limiting the duration of this Mortgage or the purpose or purposes for which Mortgagor's indebtedness may be requested or extended.

DURATION OF MORTGAGE. Mortgagor agrees that Mortgagor's Property is to remain mortgaged to Mortgagee until Mortgagor's pledged Note is returned to Mortgagor by Mortgagee marked "PAID" or "CANCELLED, or until Mortgagor marks the Note "PAID" or "CANCELLED" after it is returned to Mortgagor.

PROHIBITIONS REGARDING MORTGAGED PROPERTY. So long as this Mortgage remains in effect, Mortgagor agrees not to, without Mortgagee's prior written consent:
(a) sell, assign, transfer, convey, option, mortgage, or lease the mortgaged Property; (b) permit any Encumbrance to be placed on or to attach to the mortgaged Property; or (c) do anything or permit anything to be done that may in any way impair Mortgagee's security interests and rights in and to the mortgaged Property.

REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGED PROPERTY. Except as previously disclosed to Mortgagee in writing, Mortgagor represents and warrants that: (a) Mortgagor is and will continue to be the lawful owner of the mortgaged Property; (b) Mortgagor has the right to mortgage the Property to Mortgages;
(c) as of the time this Mortgage is recorded, there are no Encumbrances affecting the mortgaged Property; (d) the security rights and interest granted under this Mortgage will at no time become subordinate or junior to any security rights, interests, liens, or claims of, or in favor of, any person, firm, corporation, or other entity; and (e) this Mortgage is binding upon Mortgagor as well as Mortgagor's heirs, successors, legatees, administrators, executors, representatives and assigns, and is legally enforceable in accordance with its terms. The above representations and warranties, and all other representations and warranties contained in this Mortgage, are and will be continuing in nature and will remain in full force and effect until such time as this Mortgage is cancelled in the manner provided above.

INSURANCE PROVISIONS. The following Insurance provisions are a part of this Mortgage.

     REQUIRED INSURANCE. So long as this Mortgage remains in effect, Mortgagor shall, at its sole cost, keep and/or cause others, at their expense, to keep the mortgaged Property constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance, where applicable) as may be be required by Mortgagee. Such insurance shall be in an amount not less than the full replacement value of the mortgaged Property, or such other amount or amounts as Mortgagee may require or approve in writing Mortgagor shall further provide and maintain, at its sole cost and expense, comprehensive public liability insurance, naming both Mortgagor and Mortgagee as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, occupancy, possession, operation and condition of the mortgaged Property, and further containing a broad form contractual liability endorsement covering Mortgagor's obligations to indemnify Mortgagee as provided hereunder. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Mortgagor agrees to obtain and maintain Federal Flood Insurance to the extent such insurance is required and is or becomes available, for the term of the loan and for the full unpaid principal balance of the loan, or the maximum limit of coverage that is available, whichever is less.

     INSURANCE COMPANIES AND POLICIES. Mortgagor may purchase such insurance from any insurance company or broker that is acceptable to Mortgages, provided that such approval may not be unreasonably withheld. All such insurance policies, including renewals and replacements must also be in form and substance acceptable to Mortgages, and must additionally contain a lender's loss payee endorsement in favor of Mortgagee, providing in part that (a) all proceeds and returned premiums under such policies of Insurance will be paid directly to Mortgagee, and (b) no act or omission on the part of Mortgagor, or any of its directors, officers, agents, employees or representatives, nor breach of any warranty contained in such policies, shall affect the obligations of the insurer to pay the full amount of any loss to Mortgages. Such policies of insurance must also contain a provision prohibiting cancellation, nonrenewal, or the alteration of such insurance without at least thirty (30) days' prior written notice to Mortgagee of such intended cancellation or alteration. Mortgagor agrees to provide Mortgagee with originals or certified copies of such policies of insurance. Mortgagor further agrees to promptly furnish Mortgages with copies of all renewal notices and, if requested by Mortgages, with copies of receipts for paid premiums. Mortgagor shall provide Mortgagee with originals or certified copies of all renewal or replacement policies of insurance no later than fifteen (15) days before any such existing policy or policies should expire. If Mortgagor's insurance policies and renewals are held by another person, Mortgagor agrees to supply original or certified copies of the same to Mortgagee within the time periods required above.

     PROPERTY LOSSES AND CLAIMS. Mortgagor agrees to immediately notify Mortgagee in writing of any material casualty to or accident involving the mortgaged Property, whether or not such casualty or loss is covered by insurance. Mortgagor further agrees to promptly notify Mortgagor's insurance company and to submit an appropriate claim and proof of claim to the insurance company in the event that any of the mortgaged Property is lost, damaged, or destroyed as a result of an insured hazard. Mortgages may submit such a claim and proof of claim to the insurance company on Mortgagor's behalf, should Mortgagor fail to do so promptly for any reason. Mortgagor hereby irrevocably appoints Mortgagee as its agent and attorney-in-fact such agency being coupled with an Interest, to make, settle and adjust claims under such policy or policies of insurance and to endorse the name of Mortgagor on any check or other item of payment for the proceeds thereof; it being understood, however, that unless one or more events of default exist under this Mortgage, Mortgagee will not settle or adjust any such claim without the prior approval of Mortgagor (which approval shall not be unreasonably withheld).

     INSURANCE PROCEEDS. Mortgagee shall have the right to directly receive the proceeds of all insurance protecting the mortgaged Property. In the event that Mortgagor should receive any such Insurance proceeds, Mortgagor agrees to immediately turn over and to pay such proceeds directly to Mortgagee. All Insurance proceeds may be applied, at Mortgages's sole option and discretion, and in such a manner as Mortgages may determine (after payment of all reasonable costs, expenses and attorney's fees necessarily paid or fees necessarily paid or Incurred by Mortgagee in this connection), for the purpose of: (a) repairing or restoring the loss, damaged or destroyed Property; or (b) reducing the then outstanding balance of the Indebtedness and any Additional Advances that Mortgages may have made on Mortgagor's behalf, together with interest thereon. Mortgages's receipt of such Insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Mortgage. Nothing under this section shall be deemed to excuse Mortgagor from its obligations to promptly repair, replace or restore any lost or damaged Property, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair, replacement or restoration to the satisfaction of Mortgages. Furthermore, unless otherwise confirmed by Mortgagee in writing, the application or release of any Insurance proceeds by Mortgagee shall not be deemed to cure or waive any Event of Default under this Mortgage.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage.

     Payment Mortgagor shall promptly pay or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges, as well as all public and/or private utility charges, of every type and description, that may from time to time be imposed, assessed and levied against the mortgaged Property or against Mortgagor. Mortgagor further agrees to furnish Mortgagee with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Mortgagor agrees that Mortgagor's possession and use of the Property shall be governed by the following provisions:

     USE OF MORTGAGED PROPERTY. Mortgagor shall not use the Property and shall not permit others to use the Property, for any purpose or purposes other than those previously disclosed to Mortgages in writing, and in no event shall any of the mortgaged Property be used in any manner that would damage, depreciate, or diminish its value, or that may result in a cancellation or termination of Insurance coverage. Mortgagor additionally agrees not to do or to suffer to be done anything which may increase the risk of fire or other hazard to the mortgaged Property or any part or parts thereof. Mortgagor shall not permit the mortgaged Property, or any portion thereof, to be used by the public and others as may make possible a claim or claims of adverse usage, easement, servitude, right of way or habitation, or adverse possession by the public and others, or any implied tacit or other dedication of the Property.

     COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS. Mortgagor shall observe and abide by, and shall cause others to observe and abide by, all present and future laws, ordinances, orders, rules, regulations, restrictions, and requirements of all federal, state and municipal governments, courts, departments, commissions, boards, agencies, and officers, affecting the mortgaged Property and its use.

     Mortgagor shall further promptly perform and observe, and shall cause others to promptly perform and observe, all the terms, covenants and conditions of any requirements, Instruments and agreements affecting the mortgaged Property, non-compliance with which may adversely affect the priority of this Mortgage, or which may impose any duty or obligation upon Mortgagor, or upon any lessee or other occupant of the mortgaged Property. Mortgagor shall further do and cause to be done all things necessary to preserve intact and unimpaired any and all easements, servitudes, appurtanances and other interests and rights in favor of, or constituting any portion of, the mortgaged Property.

     COMPLIANCE WITH ENVIRONMENTAL LAWS. Mortgagor hereby represents and warrants to Mortgagee and covenants that Mortgagor is now complying, and will continue to comply, with all environmental and environmental related laws, rules, regulations and orders applicable to the mortgaged Property and its use. Mortgagor shall further comply with and shall cause all occupants of the mortgaged Property to comply with all
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     federal, state and local laws, rules regulations and orders with respect to the disposal of industrial refuge or waste, and/or the discharge, procession, treatment, removal, transportation, storage and handling of hazardous or toxic wastes and substances, and pay immediately when due the cost of removal of any such waste or substances from, and keep the mortgaged Property free of any lien imposed pursuant to any such laws, rules, regulations or orders. Mortgagor shall not install or permit the installation of friable asbestos or any substance containing asbestos, or any machinery, equipment or fixtures containing polychlorinated biphemyls (PCBs), in or on the mortgaged Property. With respect to any such material or materials currently present in or on the mortgaged Property, Mortgagor shall promptly comply with applicable federal, state or local laws, rules, regulations or orders regarding the safe removal thereof, at Mortgagor's sole expense.

     In the event Mortgagor fails to do any of the foregoing, Mortgagee may declare this Mortgage to be in default. In addition, Mortgagor hereby grants Mortgagee and its employees and agents, an irrevocable and non-exclusive license to enter the mortgaged Property to conduct testing and to remove the hazardous waste and substances, and the cost of such testing and removal shall constitute an Additional Advance under, and shall be secured by this Mortgage.

     No notice from any governmental body has ever been served upon Mortgagor or, to Mortgagor's knowledge after due inquiry, upon any prior owner of the Property, claiming a violation of or under any federal, state or local law, regulation or ordinance concerning the environmental state, condition, or quality of the Property, or the use thereof, or requiring or calling attention to the need for any work, repairs, construction, removal, clean-up, alterations, demolition, renovation or installation on, or in connection with, the Property. Upon receipt of any such notice, Mortgagor shall take any and all steps, and perform any and all actions necessary or appropriate to comply with the same, at Mortgagor's sole expense.

     ERISA. Mortgagor represents and warrants to Lender that the granting of this Mortgage and the consummation of any loan or loans or other transactions contemplated or secured hereby will not violate the provisions of, and will not constitute a prohibited transaction under the Employee Retirement Income Security Act of 1974 ("ERISA").

     ALTERATIONS. Mortgagor shall not, without the prior written consent of Mortgagee, demolish, remove, construct, restore, add to or alter any building(s) or other improvements to or upon the mortgaged Property, or any part or parts thereof, or consent to, or permit any such demolition, removal, construction, restoration, addition or alteration. Mortgagor shall further not, without the prior written consent of Mortgagee, remove or permit the removal of any present or future fixtures and other property forming part of the mortgaged Property. Mortgages may condition its consent to permit Mortgagor to demolish or to remove such improvements, fixtures and/or other property upon Mortgagor's agreement to replace the same with new improvements and/or fixtures of at least equal value then satisfactory to Mortgagee.

     ABANDONMENT OF MORTGAGED PROPERTY. Mortgagor shall not, nor shall Mortgagor permit others to abandon, commit waste, or destroy the managed Property, or any part or parts thereof.

     REPAIRS AND MAINTENANCE. Mortgagor shall keep and maintain, and/or cause others to keep and maintain, the mortgaged Property and the sidewalks and curbs adjoining the Property, in good order, repair and condition. Mortgagor shall further make and/or cause all necessary repairs to be made to the mortgaged Property (including the repair and restoration of any portion of the Property that may have been damaged, lost or destroyed).


ENCUMBRANCES. The following provisions relating to Encumbrances on the Property are a part of this Mortgage.

     PRIOR ENCUMBRANCES. To the extent applicable, Mortgagor shall fully and timely perform any and all of its obligations under any prior Encumbrances affecting the mortgaged Property. Without limiting the foregoing, Mortgagor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Mortgagor shall further promptly notify Mortgagee in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Mortgagor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the mortgaged Property, or any part or parts thereof, with possible preference and priority over the lien of this Mortgage.

     FUTURE ENCUMBRANCES. Mortgagor shall not, without the prior written consent of Mortgagee, grant any Encumbrance that may affect the mortgaged Property, or any part or parts thereof, nor shall Mortgagor permit or consent to any Encumbrance attaching to or being filed against any of the mortgaged Property in favor of anyone other than Mortgagee. Mortgagor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the mortgaged Property, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against the Property or any of Mortgagors' Rights.

     NOTICE OF ENCUMBRANCES. Mortgagor shall immediately notify Mortgagee in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Mortgagor additionally agrees to notify Mortgagee immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Mortgagor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the mortgaged Property, or should any of the mortgaged Property be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Mortgagee.

ADDITIONAL ADVANCES FOR SPECIFIC PURPOSES. Mortgagee shall have the right, within Mortgagee sole option and discretion, to make Additional Advances on Mortgagor's behalf for the following purposes:

     INSURANCE. If Mortgagor should for any reason fail to maintain Insurance on the mortgaged Property as required under this Mortgage, Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of purchasing and maintaining, and Mortgagee may purchase and maintain such insurance coverage (including insurance protecting only Mortgagee's interests in the Property).

     TAXES. If Mortgagor should for any reason fail to promptly pay when due taxes, assessments and governmental and other charges as required under this Mortgage, Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of paying, and Mortgagee may pay, such taxes, assessments and governmental and other charges.

     REPAIRS. It Mortgagor should for any reason fail to make all necessary repairs to the mortgaged Property and to keep the Property in good working order and condition as required under this Mortgage, Mortgagor agrees that Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of making, and Mortgagee may make, such repairs and maintenance to the mortgaged Property as Mortgagee may deem to be necessary and proper within its sole discretion.

     ENCUMBRANCE. It Mortgagor should permit or allow any Encumbrance to attach to or be recorded or filed against the mortgaged Property, without having first obtained Mortgagee's prior written consent, or if Mortgagor should for any reason default under any obligation secured by any presently existing or future Encumbrance, Mortgagee may make Additional Advances on Mortgagor's behalf and take such other action or actions as Mortgagee may deem to be necessary and proper, within Mortgagee's sole discretion, to pay and fully satisfy such obligation and/or Encumbrance, to cure or rectify any such default or defaults, and to prevent the occurrence of any future defaults.

     OTHER. Mortgagee may further make Additional Advances on Mortgagor's behalf and take such other action or actions as Mortgagee may deem to be necessary and proper, within Mortgagee's sole discretion, to cure and rectify any actions or inactions on Mortgagor's part, as are required under this Mortgage, that are not listed immediately above.

     NO OBLIGATIONS. Nothing under this Mortgage shall obligate Mortgagee to make any such Additional Advances, or to take any of the above actions on Mortgagor's behalf, or as making Mortgagee in any way responsible or liable for any loss, damage or injury to Mortgagor, or to any other person or entity, resulting from Mortgagee's election not to advance any such additional sums or to take any such action or actions. In addition, Mortgagee's election to make Additional Advances and/or to take any above action or actions on Mortgagor's behalf, shall not constitute a waiver or forbearance by Mortgagee of any Event of Default under this Mortgage.

OBLIGATION TO REPAY ADDITIONAL ADVANCES; INTEREST. Mortgagor unconditionally agrees to repay any and all Additional Advances that Mortgagee may elect to make on Mortgagor's behalf, together with interest as provided herein, immediately upon demand by Mortgagee. Mortgagor further agrees to pay Mortgagee interest on the amount of such Additional Advances at the Note rate from the date of each such Advance until all such Advances are paid in full. Mortgagor's obligations to repay Additional Advances to Mortgagee, together with interest thereon, shall be secured by this Mortgage up to a maximum of two (2) times the face amount of the aforesaid Note.

COLLATERAL ASSIGNMENT AND PLEDGE OF RIGHTS AS ADDITIONAL SECURITY. As additional collateral security for the prompt and punctual payment and satisfaction of any and all present and future indebtedness in favor of Mortgagee as may be outstanding from time to time, at any one or more times, and all Additional Advances that Mortgages may make on Mortgagor's behalf pursuant to this Mortgage, together with interest thereon as provided herein up to a maximum principal amount outstanding at any one or more times, from time to time, not to exceed U.S. $50,000,000.00, together with interest, costs, expenses, attorneys' fees and other fees and charges, Mortgagor hereby assigns, pledges and grants Mortgagee a continuing security interest in and to:

     PROCEEDS. Any and all proceeds derived or to be derived from the sale, transfer, conveyance, Insurance loss, damage, destruction, condemnation. expropriation, or other taking of the mortgaged Property, or other proceeds and proceeds of proceeds, and any unearned insurance premiums relating thereto, including the rights of Mortgagor to receive such proceeds directly from the obligor or obligors therefor to further enforce any rights that Mortgagor may have to collect such proceeds, including without limitation, Mortgagor's rights to commence appropriate collection or enforcement action or actions incident thereto.

07-14-1995                         MORTGAGE                               PAGE 4
LOAN NO                           (CONTINUED)

================================================================================

     LEASES, RENTS AND PROFITS. Any and all present and future leases or subleases affecting the mortgaged Property, and all rents, income, and profits therefrom, including without limitation, any and all rents, income, profits, bonuses, revenues, royalties, cash or security deposits, advance rentals and other payments, and further including Mortgagor's rights to enforce all present and future leases or subleases and to receive and enforce any rights that Mortgagor might have to collect rental and all other payments.

     DEPOSITS. Any and all present and future deposits or other security or advance payments, including rental payments, made by or on behalf of Mortgagor to others, with respect to (a) utility service regarding the mortgaged Property, (b) cleaning, maintenance, repair, or similar services regarding the mortgaged Property, (c) refuse removal or sewer service regarding the mortgaged Property, (d) rentals of equipment, if any, used in the operation by or on behalf of Mortgagor regarding the mortgaged Property, and/or (e) parking or similar services or rights regarding the mortgaged Property.

     OPTIONS. Any and all present and future options to sell or to lease the mortgaged Property, or any interests therein.

     CONTRACT RIGHTS. To the extent assignable and/or transferrable, any and all of Mortgagor's present and future contract rights, instruments, documents, and general intangibles necessary for use or useful in connection with the ownership and operation of all or any part of the mortgaged Property, whether now existing or hereafter created, or otherwise acquired by Mortgagor, and all liens, security interests, guaranties, remedies, privileges and other rights pertaining thereto, and all rights and remedies of any kind forming the subject matter thereof.

REPRESENTATIONS AND WARRANTIES CONCERNING RIGHTS. Mortgagor represents and warrants that: (a) Mortgagor is and/or will be the lawful owner of all of the Rights; (b) Mortgagor has the right to collaterally assign and pledge all such Rights to Mortgagee; (c) Mortgagor has not granted any previous security interests and has not otherwise encumbered any of Mortgagor's Rights; (d) to the extent applicable, all of Mortgagor's Rights that consist of or give rise to obligations of third parties, represent and/or will at all times continue to represent bona fide obligations of the obligors thereunder, free of any offset, compensation, deduction or counterclaim. The collateral assignment and pledge of Mortgagor's Rights are further binding upon Mortgagor, as well as Mortgagor's heirs, successors, representatives and assigns, and are legally enforceable in accordance with the foregoing terms and conditions.

ADDITIONAL OBLIGATIONS OF MORTGAGOR WITH REGARD TO COLLATERALLY ASSIGNED AND PLEDGED RIGHTS. Mortgagor additionally agrees:

     NO SALE OR ASSIGNMENT OF RIGHTS. So long as this Mortgage remains in effect, Mortgagor will not, without the prior written consent of Mortgagee, sell, transfer, forego, assign, pledge, or create or permit to exist any Encumbrance in or against any of Mortgagor's Rights, in favor of any person other than Mortgagee.

     NO SETTLEMENT OR COMPROMISE. Mortgagor shall not, without the prior written consent of Mortgagee, compromise, settle, adjust or extend payment under or with regard to any of Mortgagor's Rights subject hereto.

     BOOKS AND RECORDS. Mortgagor will keep proper books and records with regard to Mortgagor's business activities and the Rights, in accordance with generally accepted accounting principles, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Mortgagee or its designated agents. Mortgagee shall also have the right to inspect Mortgagor's books and records, and to discuss Mortgagor's affairs and finances with Mortgagor's officers and representatives, at such reasonable times as Mortgagee may designate.

     NOTICE TO OBLIGORS. Upon request by Mortgagee, Mortgagor will immediately notify individual obligors and debtors under Mortgagor's Rights, advising such obligors and debtors of the fact that their respective agreements and/or obligations have been collaterally assigned and pledged to Mortgagee. In the event that Mortgagor should fail to provide such notices for any reason upon request by Mortgagee, Mortgagor agrees that Mortgagee may forward appropriate notices to such obligors and debtors, either in Mortgagee's name or the name of Mortgagor, Mortgagee or Mortgagee's agents may periodically contact individual obligors and debtors to verity the amounts then owing under such obligations, to determine whether such obligors and debtors have any offsets or counterclaims against Mortgagor, and to inquire about such other matters as Mortgagee may deem necessary or desirable.

     PROTECTION OF RIGHTS. Mortgagor will at all times protect and preserve all of Mortgagor's Rights.

     NOTICE OF CHANGE OF NAMES. Mortgagor will promptly notify Mortgagee of any change in Mortgagor's name, including any change to the assumed business names of Mortgagor. Mortgagor will also promptly notify Mortgagee of any change in Mortgagor's social security number or employer identification number. Mortgagor further agrees to notify Mortgagee in writing prior to any change in address or location of Mortgagor's principal governance office.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Mortgage:

     DEFAULT UNDER LOAN AGREEMENT. Should an event of default occur or exist under the terms of Mortgagor's Loan Agreement in favor of Lender.

     DEFAULT UNDER THE INDEBTEDNESS. Should Mortgagor default in the payment of principal or interest under any of the Indebtedness.

     DEFAULT UNDER THIS MORTGAGE. Should Mortgagor violate, or fail to comply fully with any of the terms and conditions of, or default under this Mortgage.

     DEFAULT UNDER OTHER AGREEMENT. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

     OTHER DEFAULTS IN FAVOR OF LENDER. Should Mortgagor or any Guarantor default under any other loan, extension of credit, security agreement or obligation in favor of Lender.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Mortgagor or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Mortgagor's property, or Mortgagor's or any Guarantor's ability to perform their respective obligations under this Mortgage, or any Related Document, or pertaining to the Indebtedness.

     INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Mortgagor or any Guarantor occur or exist.

     READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Mortgagor or any Guarantor.

     ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Mortgagor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     RECEIVERSHIP. Should a receiver of all or any part of Mortgagors property, or the property of any Guarantor, be applied for or appointed.

     DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Mortgagor or any Guarantor be commenced.

     FAILURE TO PAY ADDITIONAL ADVANCES. Should Mortgagor fail to pay any Additional Advance, together with interest thereon, as provided in this Mortgage, upon demand by Lender.

     FALSE STATEMENTS. Should any representation or warranty of Mortgagor or any Guarantor made in connection with the indebtedness prove to be incorrect or misleading in any respect.

     INSECURITY. Should Lender deem itself to be insecure with regard to repayment of the indebtedness.

MORTGAGEE'S RIGHTS UPON DEFAULT. Should one or more Events of Default occur or exist under this Mortgage, as provided above, Mortgagee at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights and remedies provided by law:

     ACCELERATION; FORECLOSURE. Mortgagee shall have the right, at its sole option, to accelerate the maturity and demand immediate payment in full of any and all of the indebtedness. Mortgagee shall have the additional right, again at its sole option, to declare the aforesaid Note to be immediately due and payable, in principal, interest cost and attorney's fees. Mortgagee shall then have the right to commence appropriate foreclosure proceedings against the mortgaged Property and against Mortgagor's Rights as provided in this Mortgage.

     SEIZURE AND SALE OF MORTGAGED PROPERTY. In the event that Mortgagee elect to commence appropriate Louisiana foreclosure proceedings under this Mortgage, Mortgagee may cause the mortgaged Property, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement and without the necessity of making additional demand upon or notifying Mortgagor or placing Mortgagor in default, all of which are expressly waived.

     CONFESSION OF JUDGMENT. For purposes of foreclosure under Louisiana executory process procedures, Mortgagor confesses judgment and acknowledges to be indebted unto and in favor of Mortgagee, up to the full amount of the Note, in principal, Interest, costs, expenses, attorneys' fees and other fees and charges. Mortgagor further confesses judgment and acknowledges to be indebted unto and in favor of Mortgagee in the amount of all Additional Advances that Mortgagee may make on Mortgagor's behalf pursuant to this Mortgage, together with interest thereon, up to a maximum of two (2) times the face amount of the aforesaid Note. To the extent permitted under applicable Louisiana law, Mortgagor additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale: (b) the demand and three (3) days' delay as provided under Article 2639 and 2724

07-14-1995                          MORTGAGE                              PAGE 5
LOAN NO                           (CONTINUED)

================================================================================

     the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

     KEEPER. Should any or all of the mortgaged Property be seized as an incident to an action for the recognition or enforcement of this Mortgage, by executory process, sequestration, attachment, writ of fiori facias or otherwise, Mortgagor hereby agrees that the court issuing any such order shall, if requested by Mortgagee, appoint Mortgagee, or any agent designated by Mortgagee, or any person or entity named by Mortgagee at the time such seizure is requested, or any time thereafter, as Keeper of the mortgaged Property as provided under La. R.S. 9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Mortgagor agrees to pay the reasonable fees of such Keeper, which are hereby fixed at $150.00 per hour, which compensation to the Keeper shall also be secured by this Mortgage in the form of an Additional Advance as provided herein.

     DECLARATION OF FACT. Should it become necessary for Mortgagee to foreclose under this Mortgage, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-
     508, where applicable.

     SEPARATE SALE OF MORTGAGOR'S RIGHTS FOLLOWING DEFAULT. Should one or more Events of Default occur or exist under this Mortgage, Mortgagee shall have the additional right, at its sole option, to separately sell the aforesaid Rights, or any part or parts thereof, at private or public sale, at such price or prices as Mortgagee may deem best, either for cash or for any other compensation, or on credit, or for future delivery, without the assumption of any credit risk. The sale of the aforesaid Rights may be without appraisement, the benefit of which is also expressly waived by Mortgagor. Mortgagee may exercise any other remedies with regard to Mortgagor's Rights as may be authorized under the Louisiana Commercial Laws (La. R.S. 10:9-101, et seq.).

     AUTOMATIC TRANSFER OF RIGHTS. In the event of foreclosure under this Mortgage, or other transfer of title or assignment of the mortgaged Property, or any part or parts thereof, in lieu of payment of the Indebtedness, whether in whole or in part, all policies of insurance and other Rights applicable to the foreclosed upon or transferred Property shall automatically inure to the benefit of and shall pass to the purchaser(s) or transferee(s) thereof, subject to the rights of the purchaser(s) or transferee(s) to reject such insurance coverage and/or Rights at its or their sole option and election.

     SPECIFIC PERFORMANCE. Mortgagee may, in addition to the foregoing remedies, or in lieu thereof, in Mortgagee's sole discretion, commence an appropriate action against Mortgagor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

     CUMULATIVE REMEDIES. Mortgagee's remedies as provided herein shall be cumulative in nature and nothing under this Mortgage shall be construed as to limit or restrict the options and remedies available to Mortgagee following any Event of Default, or to in any way limit or restrict the rights and ability of Mortgagee to proceed directly against Mortgagor and/or against any guarantor, surety or endorser of the Indebtedness, or to proceed against other collateral directly or indirectly securing any such Indebtedness.

MORTGAGEE'S RIGHT TO DIRECTLY COLLECT AND RECEIVE PROCEEDS AND PAYMENTS BEFORE OR AFTER DEFAULT. Mortgagee shall have the right, at its sole option and election, at any time, whether or not one or more Events of Default than exist under this Mortgage, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from Mortgagor's Rights, as such amounts become due and payable. In order to permit the foregoing, Mortgagor unconditionally agrees to deliver to Mortgagee, immediately following demand, any and all of Mortgagor's records, ledger sheets, and other documentation.
In the form requested by Mortgagee, with regard to Mortgagor's Rights and any and all proceeds and/or payments applicable thereto.

Mortgagee shall have the further right, whether or not an Event of Default than exists under this Mortgage, where appropriate and within Mortgagee's sole discretion, to file suit, either in Mortgagee's own name or in the name of Mortgagor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under and/or as a result of such rights. Where it is necessary for Mortgagee to attempt to collect any such proceeds and/or payments from the obligors therefor, Mortgagee may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or Indebtedness, without affecting the liability of Mortgagor under this Mortgage or under the Indebtedness. To that end, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Mortgagor or Mortgagee.

PROTECTION OF MORTGAGEE'S SECURITY RIGHTS. Mortgagor will be fully responsible for any losses that Mortgagee may suffer as a result of anyone other than Mortgagee asserting any rights or interest in or to the mortgaged Property and/or Mortgagor's Rights collaterally assigned and pledged hereunder. Mortgagor agrees to appear in and to defend all actions or proceedings purporting to affect Mortgagee's security interests in any of the Property and/or Rights subject to this Mortgage and any of the rights and powers granted Mortgages hereunder. In the event that Mortgagor fails to do what is required of it under this Mortgage, or if any action or proceeding is commenced narring Mortgagee as a party or affecting Mortgagee's security interests or the rights and powers granted under this Mortgage, then Mortgagee may, without releasing Mortgagor from any of its obligations under the Mortgage, do whatever Mortgagee believes to be necessary and proper within its sole discretion to protect the security of this Mortgage, including without limitation making Additional Advances on Mortgagor's behalf as provided herein. Should the reappraisal of the mortgaged Property occur, whether to comply with appropriate regulatory requirements or otherwise, Mortgagor agrees to pay the costs of such appraisal or reappraisals or to reimburse Mortgagee for the costs thereof.

INDEMNIFICATION OF MORTGAGEE. Mortgagor agrees to indemnity, to defend and to save and hold Mortgagee harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (inducing, without limitation, Mortgagee's attorney's fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Mortgagee, its officers, directors, employees, and agents arising out of or in any manner occasioned by this Mortgage and the exercise of the rights and remedies granted Mortgages hereunder. The foregoing indemnity provisions shall survive the cancellation of this Mortgage as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Mortgagee elects to exercise any of the remedies as provided under this Mortgage following default hereunder.

EXECUTION OF ADDITIONAL DOCUMENTS. Mortgagor agrees to execute all additional documents, instruments and agreements that Mortgagee may deem to be necessary and proper, within its sole discretion, in form and substance satisfactory to Mortgagee, to keep this Mortgage in effect, to better reflect the true intent of this Mortgage, and to consummate fully all of the transactions contemplated hereby and by any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Mortgagor and delivered to Mortgagee. Mortgagor further agrees to execute whatever acknowledgements, and to furnish Mortgagee with such other security, as Mortgagee may require prior to the date on which repayment under the aforesaid pledged Note may be or become barred by any applicable statute of limitations or prescriptive period.

INSPECTION; AUDITS. Mortgagee and its agents may periodically enter upon Mortgagor's premises at reasonable hours and inspect the mortgaged Property. Mortgagee and its agents may also periodically conduct audits of Mortgagor's books and records that in any way pertain to the mortgaged Property, the foregoing Rights and any part or parts thereof.

APPLICATION OF PAYMENTS. Mortgagor agrees that all payments and other sums and amounts received by Mortgagee under the indebtedness or under this Mortgage, shall be applied: first, to reimburse Mortgagee for its costs of collecting the same (including but not limited to, reimbursement of Mortgagor's reasonable attorney's fees); second, to the repayment of interest on all Additional Advances that Mortgagee may have made on Mortgagor's behalf pursuant to this Mortgage; third, to the payment of principal of all such Additional Advances; and finally, to the payment of principal and interest on the indebtedness then outstanding, which may be applied in such order and priority as Mortgagee may determine within its sole discretion.

TAXATION. In the event that there should be any change in law with regard to taxation of mortgages or the debts they secure, Mortgagor agrees to pay any taxes, assessments or charges that may be imposed upon Mortgagee as a result of this Mortgage.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

     WAIVERS. In granting this Mortgage, Mortgagor waives any homestead and other exemptions from seizure with regard to the mortgaged Property to which Mortgagor may be entitled under the laws of the State of Louisiana.

     EFFECT OF WAIVERS. Any failure or delay on the part of the Mortgagee to exercise any of the rights and remedies granted under this Mortgage, or under Mortgagor's pledge agreement or agreements, or under Mortgagor's pledged Note, or under any other agreement or agreements by and between Mortgagor and Mortgagee, shall not have the affect of waiving any of Mortgagee's rights and remedies. Any partial exercise of any rights and remedies granted to Mortgagee shall furthermore not constitute a waiver of any of Mortgagee's other rights and remedies; it being Mortgagor's intent and agreement that all of Mortgagee's rights and remedies shall be cumulative in nature. Furthermore, any failure on the part of Mortgagee at any time or times hereafter to require strict performance by Mortgagor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by Mortgagor and delivered to Mortgagee, shall not waive, affect, or diminish the rights of Mortgagee to thereafter demand strict compliance and performance therewith and with respect to all other provisions, warranties, terms and conditions contained herein or therein. None of the warranties, conditions, provisions and terms contained in this Mortgage or any other agreement document or instrument now or hereafter executed by Mortgagor and delivered to Mortgagee, shall be deemed to have been waived by any act or knowledge of Mortgagee, its agents, directors, officers or employees; but only by an Instrument in writing specifying such waiver, signed by a duly authorized officer of Mortgagee and delivered to Mortgagor. A waiver or forbearance on the part

07-14-1995                         MORTGAGE                               PAGE 6
LOAN NO                           (CONTINUED)
================================================================================

     of Mortgagee as to one Event of Default shall not constitute a waiver or forbearance as to any other or subsequent default.

     SUCCESSORS AND ASSIGNS BOUND; SOLIDARY LIABILITY. Mortgagor's obligations and agreements under this Mortgage shall be binding upon Mortgagor's successors, heirs, legatees, devisees, administrators, executors and assigns. In the event that there is more than one Mortgagor under this Mortgage, all of the agreements and obligations made and/or incurred by Mortgagors under this Mortgage shall be on a "solidary' or "joint and several" basis. Mortgagors further agree that any Mortgagor acting alone and/or with others may request and obtain loan advances and other extensions of credit secured by the pledge of the aforesaid Note, and thereby indirectly secured by this Mortgage, without the further agreement and concurrence of all of the Mortgagors.

     CAPTION HEADINGS. Caption headings of the sections of this Mortgage are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Mortgage, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     GOVERNING LAW. This Mortgage shall be governed and construed in accordance with the laws of the State of Louisiana.

     SEVERABILITY. If any provision of this Mortgage is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Mortgage and the balance of this Mortgage shall be interpreted as it the deleted provision never existed.

     SOLE DISCRETION OF MORTGAGEE. Whenever Mortgagee's consent or approval is required under this Mortgage, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Mortgagee, and Mortgagee's decision shall be final and conclusive.

ADDITIONAL PROVISION. The section of this Mortgage captioned "Compliance with Environmental Laws" is hereby amended (1) to delete the phrase "hazardous or toxic wastes and substances" from the first paragraph of that section and to substitute therefor the phrase "solid waste, hazardous substances, hazardous waste and any other substance subject to federal, state, or local regulation or control" and (2) to delete the phrase "and to remove the hazardous waste and substances, and the cost of such testing and removal shall constitute an Additional Advance under, and shall be secured by this Mortgage" from the second paragraph of that section. Further, anything in this Mortgage or otherwise to the contrary notwithstanding, to the extent such action might involve Mortgagee in any liability under any environmental or environmentally related law, rule, regulation, judgement, decision, decree, or order, Mortgagee shall have no right to enter the mortgaged property to conduct environmental testing.

WAIVER OF CERTIFICATES. The parties to this Mortgage hereby waive the production of mortgage, conveyance, tax, paving, chattel mortgage, assignment of accounts, and all other certificates and relieve and release the Notary before whom this Mortgage was passed from all responsibilities and liabilities in connection therewith.

POSSESSION OF PLEDGED NOTE. The parties to this Mortgage hereby agree that Mortgagor's possession of the aforesaid Note, at any time and for any reason, shall not have any affect upon the continued validity and/or enforceability of this Mortgage, and that Mortgagor may pledge and repledge the aforesaid Note, from time to time, one or more times within Mortgagor's sole election and discretion, whether to Mortgagee or to any subsequent holder or holders of the aforesaid Note.

INTERVENTION, AND NOW, INTO THIS MORTGAGE INTERVENES Wade Carwile, a resident of East Baton Rouge Parish, LA, who accepts this Mortgage on behalf of Lender and any future holder(s) of the Note.

WAIVE JURY. Mortgagor additionally irrevocably waives any right to, jury trial of any and all actions arising out of or in connection with this Mortgage or the Indebtedness hereby secured.

THUS DONE AND PASSED, on the day, month and year first written above, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:                               MORTGAGOR:

/s/ Kim Brecheen                         Travis Boats & Motors Baton Rouge, Inc.
- ------------------------
                                            /s/ Cornelius James McManus
/s/ Tara Loudermill                      By:-----------------------------------
- ------------------------                    Cornelius James McManus a/k/a Jim
                                            Jim McManus, Vice President




                                         INTERVENOR ON BEHALF OF MORTGAGEE:

                                         /s/ Wade Carwile
                                         ----------------------
                                             Wade Carwile


                            /s/ Richard C. Crawford
                            ---------------------------
                                Richard C. Crawford
                                 NOTARY PUBLIC

================================================================================

                        CORPORATE RESOLUTION TO BORROW

- ------------------------------------------------------------------------------------------------------------------------------------

     Principal      Loan Date      Maturity       Loan No         Call       Collateral       Account      Officer      Initials
   $480,000.00      07-14-1995     07-14-2002                                                              854
- ------------------------------------------------------------------------------------------------------------------------------------

     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- ------------------------------------------------------------------------------------------------------------------------------------


Borrower: Travis Boats & Motors      Lender: Hibernia National Bank TIN:
          Baton Rouge, Inc. (TIN:            72-0210640
          721224466)                         Loan Administration Department
          14309 Florida Boulevard            440 Third Street
          Baton Rouge, LA 70819              Baton Rouge, LA 70801

================================================================================

     I, the undersigned Secretary or Assistant Secretary of Travis Boats & Motors Baton Rouge, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Louisiana as a corporation for profit, with its principal office at 14369 Florida Boulevard, Baton Rouge, LA 70819, and is duly authorized to transact business in the State of Louisiana.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), due called and held on July 14, 1995, at which a quorum was present and voting, the following resolutions were adopted:

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation whose actual signature is shown below,

     NAME                                              POSITION                      ACTUAL SIGNATURE
     ----                                              --------                      ----------------
     Cornelius James McManus a/k/a Jim McManus         Vice President                /s/ Jim McManus
                                                                                     ----------------

     be and he or she is hereby specifically authorized, empowered and directed, but without limitation, to the following for and on behalf of and in the name of the Corporation:

          LOAN. To negotiate and obtain a loan from Lender in the amount of Four Hundred Eighty Thousand & 00/100 Dollars (U,S. $480,000.00) and such terms and conditions as said officers or employees may agree to in their sole discretion, and for such additional sum or sums of money as their judgment should be borrowed, without limitation.

          LOAN AGREEMENT. To negotiate and execute a loan agreement in favor of Lender governing the aforesaid loan, containing such terms and conditions, affirmative and negative covenants and other obligations as said officers or employees may agree to in their sole discretion.

          NOTE. To execute and deliver to Lender a promissory note evidencing the Corporation's obligations and indebtedness under the aforesaid loan.

          GRANT SECURITY. To mortgage, pledge, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans, obtained, any promissory notes so executed, or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real (immovable) property and all personal (movable) property and rights of the Corporation. Such property may be mortgaged, pledged, hypothecated, encumbered or otherwise secured at the time each loans are obtained or such indebtedness incurred, or at any other time or times, and may be other in addition to or in lieu of any property theretofore mortgaged, pledged, hypothecated encumbered or otherwise secured.

          SECURITY AGREEMENTS. To execute and deliver one or more mortgagee, collateral mortgagee, pledge agreements and other security agreement in favor of Lender to secure the prompt and punctual payment and satisfaction of the aforesaid loan, under which said officers or employees grant a continuing security interest in the property and/or the rights of the Corporation as more fully described therein, which mortgages, collateral mortgages, pledge agreements and other security agreements may contain provisions for foreclosure under Louisiana executory process procedures, confessions of judgment, waivers of appraisal and other rights and notices, all of which remedies upon default are specifically consented to by this Board of Directors.

          NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptance promissory notes, or other evidences indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest and either to receive cash for the ???? or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the process derived therefrom as they may deem advisable.

          FURTHER ACTS. In the case of multiple advance loans, to designate additional or alternate individuals as being authorized to request advance thereunder, and in all cases, to do and perform such other acts and things, to pay any and at fees and costs, and to execute and deliver such other documents and agreements. Including agreements waiving the right to a trial by jury, as he or she may in his or her discretion do reasonably necessary or proper in order to carry into effect the provisions of those Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that those Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreement commitments in affect at the time notice is given.

NOTICES TO LENDER. The corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender ???? designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation (c) change in the authorized signer(s), or (d) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

ADDITIONAL DEFINITION OF LOAN. The term "Loan" shall also mean and include that certain promissory note dated July 14, 1995 executed Borrower in the principal amount of $70,000.00.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the ???? may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on July 14, 1995 and attest that the signatures set opposite the names listed about are their genuine signatures.


                                             CERTIFIED TO AND ATTESTED BY:
                                           X  /s/ June M. McManus
                                             -----------------------------------
                                             Secretary or Assistant Secretary
                                             June M. McManus
                                           X
                                             -----------------------------------


*Note: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer of Director of the Corporation.

================================================================================

                                  EXHIBIT "A"

     One (1) certain lot and one-half (1/2) of a certain lot or parcel of ground together with all the buidings and improvements thereon, and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated and lying partly in what was formerly the 9th Ward and partly in what was formerly the 7th Ward of the Parish of East Baton Rouge, Louisiana, and designated according to a map showing the survey of FLORIDA HIGHWAY ACRES, being portions of
     Section 4, 5, and 74, T-7-S, R-2-E, in the Parish of East Baton Rouge, Louisiana, as LOT NUMBER THIRTY-NINE and the WEST ONE-HALF OF LOT FORTY (39 and West 1/2 if 40), said subdivision, said portion of Lot 39 measuring One Hundred Fifty (150) feet on the north side of the Baton Rouge-Hammond Highway, by a depth of One Thousand Four Hundred Seventy-Seven and 1/10 (1,477.10) feet between parallel lines, and the said West 1/2 of Lot 40 Measuring Seventy-Five (75) Feet front on the north side of the Baton Rouge-Hammond Highway by a depth of One Thousand Four Hundred
     Seventy-Seven and 1/10 (1,477.10) feet between parallel lines.

                                     TRAVIS BOATS & MOTORS BATON ROUGE, INC.

                                     BY: Cornelius James McManus
                                         --------------------------
                                        Cornelius James McManus, Vice President




     Ne Varietur for indentification with an Act of Collateral Mortgage executed before me this 14th Day of July, 1995.


                   /s/Richard L. Crawford
                   -----------------------------------
                   RICHARD L. CRAWFORD, Notary Public